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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:   January 8, 1997
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                      VISTA TECHNOLOGIES INC.
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      (Exact name of registrant as specified in its charter)


       Nevada                    0-23142         13-3687830
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(State or other jurisdiction    (Commission    (I.R.S. Employer
    of incorporation             File No.)    Identification No.)
    or organization)


167 S. San Antonio Road, Suite 9, Los Altos, California    94022
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (415) 947-1750
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                       (Not Applicable)
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   (Former name or former address, if changed since last report)




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                          VISTA TECHNOLOGIES INC.


ITEM 5.     OTHER EVENTS

      On January 8, 1997, Vista Technologies Inc. (the "Company") issued a press release announcing that the Company intends to raise additional equity capital through a private placement of a new series of convertible preferred stock. A copy of the Company's press release dated January 8, 1997 is filed as an exhibit to this Report and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   EXHIBITS:

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Exhibit
Number      Description
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99.2        Press Release dated January 8, 1997 issued by the Registrant.

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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 14, 1997


                        VISTA TECHNOLOGIES INC.
                             (Registrant)


                        By: /s/  Thomas A. Schultz
                            -----------------------------
                            Thomas A. Schultz,
                               President and Chief Executive Officer